UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 6, 2022

LAKELAND BANCORP, INC.

(Exact name of the registrant as specified in its charter)

New Jersey	000-17820	22-2953275
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

250 Oak Ridge Road Oak Ridge, New Jersey	07438
(Address of principal executive offices)	(Zip Code)

(973) 697-2000

(Registrant’s telephone number)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no Par Value	LBAI	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On January 6, 2022, Lakeland Bancorp, Inc. (“Lakeland”) completed its previously announced acquisition of 1st Constitution Bancorp, a New Jersey corporation (“1st Constitution”), pursuant to the Agreement and Plan of Merger, dated as of July 11, 2021 (the “Merger Agreement”), by and between Lakeland and 1st Constitution. Under the terms of the Merger Agreement, 1st Constitution merged with and into Lakeland (the “Merger”), with Lakeland being the surviving corporation of the Merger. Immediately following the Merger, 1st Constitution Bank, a New Jersey-chartered commercial bank and wholly-owned subsidiary of 1st Constitution, merged with and into Lakeland Bank, a New Jersey-chartered commercial bank and wholly-owned subsidiary of Lakeland, with Lakeland Bank being the surviving bank.

Under the terms and subject to the conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), holders of 1st Constitution common stock became entitled to receive, for each share of 1st Constitution common stock issued and outstanding immediately prior to the Effective Time, 1.3577 shares of Lakeland common stock, no par value per share.

At the Effective Time, each 1st Constitution stock option that was outstanding and unexercised was cancelled and converted into the right to receive an amount of cash equal to the product of (i) the excess of (A) the product of (x) the 1.3577 exchange ratio and (y) $25.55 (which represents the volume-weighted average trading price of a share of Lakeland common stock for the five consecutive trading days ending on the fifth trading day preceding the closing date), over (B) the exercise price of such 1st Constitution stock option, and (ii) the number of shares of 1st Constitution common stock subject to said 1st Constitution stock option.

Each share of 1st Constitution restricted stock outstanding immediately prior to the Effective Time became fully vested and was converted at the Effective Time into the right to receive 1.3577 shares of Lakeland common stock for each share of 1st Constitution restricted stock.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to this report and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective upon the consummation of the Merger, and pursuant to the terms of the Merger Agreement, Robert F. Mangano, the former director, Chief Executive Officer and President of 1st Constitution, was appointed as a director of Lakeland and Lakeland Bank. Mr. Mangano, age 76, served as the President and Chief Executive Officer of 1st Constitution and 1st Constitution Bank since August 1996.

As previously described in the joint proxy statement/prospectus contained in the Registration Statement on Form S-4 (File No. 333-259117) filed by Lakeland with the Securities and Exchange Commission (the “SEC”) on August 27, 2021, as amended on October 13, 2021 (as so amended, the “Joint Proxy Statement/Prospectus”), effective as of January 6, 2022, Mr. Mangano entered into an Acknowledgement and Release Agreement with Lakeland pursuant to which Mr. Mangano received the lump sum payment that would have been payable to him pursuant to the terms of his Employment Agreement with 1st Constitution upon a termination by 1st Constitution without “just cause” or by Mr. Mangano for any reason within 12 months following a change in control. For a description of Mr. Mangano’s Employment Agreement, the Acknowledgement and Release Agreement and additional information about the arrangements and transactions with respect to Mr. Mangano, see the section in the

Joint Proxy Statement/Prospectus entitled “Description of the Merger—Interests of 1st Constitution Directors and Management in the Merger.” Such description is incorporated by reference into this Current Report on Form 8-K.

Additionally, effective upon the consummation of the Merger, in connection with the Merger and pursuant to the terms of the Merger Agreement, the Boards of Directors of Lakeland and Lakeland Bank expanded the size of their Boards of Directors by one member to appoint Mr. Mangano.

Mr. Mangano has been appointed to the Directors Loan Review and Risk Committees.

Other than Mr. Mangano’s Acknowledgement and Release Agreement, there are no transactions, or proposed transactions, to which Lakeland is or was to be party and in which Mr. Mangano has a direct or indirect material interest that are required to be disclosed under Item 404(a) of Regulation S-K.

Compensation arrangements for Mr. Mangano as a director of Lakeland will be consistent with the previously disclosed standard arrangements for non-employee directors as described in Lakeland’s proxy statement for its 2021 annual meeting of shareholders filed on April 9, 2021 with the SEC, which disclosure is incorporated herein by reference.

On January 6, 2022, Lakeland and its wholly owned subsidiary, Lakeland Bank, amended the Change in Control Agreement for Ronald E. Schwarz, Senior Executive Vice President and Chief Operating Officer, so as to further extend the “Contract Period” by one year from its present expiry date of February 7, 2022 to February 7, 2023. A copy of the Amendatory Agreement to the Change in Control Agreement dated January 6, 2022 is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 8.01	Other Events.

On January 6, 2022, Lakeland issued a press release announcing the completion of the Merger. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits

(a)             Financial statements of businesses acquired.

The financial statements required to be filed under this Item 9.01(a) shall be filed by an amendment to this Form 8-K not later than 71 days after the date this Current Report on Form 8-K is required to be filed.

(b)             Pro forma financial information.

The pro forma financial information required to be filed under this Item 9.01(b) shall be filed by an amendment to this Form 8-K not later than 71 days after the date this Current Report on Form 8-K is required to be filed.

(c)             Shell company transactions: None.

(d)             Exhibits.

2.1	Agreement and Plan of Merger, dated July 11, 2021, by and between Lakeland Bancorp, Inc. and 1st Constitution Bancorp (incorporated herein by reference to Exhibit 2.1 of the Current Report on Form 8-K, filed by Lakeland Bancorp, Inc. on July 12, 2021)

10.1	Amendatory Agreement to the Change in Control Agreement dated January 6, 2022

99.1	Press Release dated January 6, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LAKELAND BANCORP, INC.

DATE: January 6, 2022	By:	/s/ Timothy J. Matteson, Esq.
Timothy J. Matteson, Esq.
Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary